UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 2004

                          ----------------------------

                                 IPAYMENT, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                                    000-50280
                            (Commission File Number)


                                    621847043
                     (I.R.S. Employer Identification Number)


                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
              (Address and zip code of principal executive offices)


                                 (615) 665-1858
              (Registrant's telephone number, including area code)


                                       N/A
              (Name or former address if changed since last report)

Item 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 5, 2004, iPayment, Inc. (the "Company") announced 2004 first-quarter results. The full text of the press release is set forth in
Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IPAYMENT, INC.

                                    By: /s/ Clay M. Whitson
                                    --------------------------------------------
                                    Name:   Clay M. Whitson
                                    Title:  Director and Chief Financial Officer



Dated:  May 5, 2004

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